SEPTEMBER 8, 2023
SUPPLEMENT TO
HARTFORD SCHRODERS SUSTAINABLE CORE BOND FUND
SUMMARY PROSPECTUS DATED MARCH 1, 2023
IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE, AND INVESTMENT POLICY
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective November 30, 2023 (“Effective Date”), the name, investment objective, and principal investment strategy of the Hartford Schroders Sustainable Core Bond Fund (the “Fund”) will change as described below. As part of the changes to the principal investment strategy, the Fund’s non-fundamental policy to invest under normal circumstances at least 80% of its assets in fixed income securities that meet the sustainability criteria of the Fund’s sub-adviser will be modified to remove the requirement that such investments meet the sustainability criteria of the Fund’s sub-adviser. Accordingly, the following changes are being made to the above referenced Summary Prospectus on the Effective Date:
(1) The reference to Hartford Schroders Sustainable Core Bond Fund in the above referenced Summary Prospectus is deleted and replaced with Hartford Schroders Core Fixed Income Fund (formerly, Hartford Schroders Sustainable Core Bond Fund).
(2) Under the heading “Investment Objective” in the above referenced Summary Prospectus, the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:
INVESTMENT OBJECTIVE. The Fund seeks long-term total return consistent with the preservation of capital.
(3) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the section entitled “Principal Investment Strategy” is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund’s total return includes income earned on the Fund’s investments, plus capital appreciation, if any.
Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement), inflation-indexed bonds, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in U.S. dollar-denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents. At times, the Fund’s investments in municipal securities may be substantial depending on the outlook of Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”) on the market. The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Adviser’s assessment of market and economic conditions and other factors.
The Sub-Adviser’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Sub-Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that the Sub-Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the Fund’s benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark. In addition, the Sub-Adviser integrates financially material environmental, social and governance (“ESG”) characteristics (where available for an issuer) into its investment process. ESG characteristics are one of several factors that contribute to the Sub-Adviser’s overall evaluation of the risk and return potential of an investment. The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

(4) Under the heading “Principal Risks” in the above referenced Summary Prospectus, “LIBOR Risk” and “Sustainable Investing Risk” are deleted in their entirety and the following risk is added after “Large Shareholder Transaction Risk”:
ESG Integration Risk - Integrating ESG analysis into the investment process carries the risk that the Fund may perform differently from, and may underperform, funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
(5) Under the heading “Past Performance” in the above referenced Summary Prospectus, the following bullet point is added to the end of the bulleted list regarding the returns in the bar chart and table:
•
Reflect the Fund’s performance when it pursued a modified investment objective and modified principal investment strategy prior to November 30, 2023.
To implement the change in investment strategy, it is expected that the Fund will sell a portion of the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7632
September 2023